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                                                                      EXHIBIT 21

                    TRIGEN ENERGY CORPORATION & SUBSIDIARIES

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                             U.S. CORPORATIONS                                 INCORPORATED
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Baltimore Thermal Development Corporation...................................  Maryland
Catalyst Steam Corporation..................................................  Delaware
Ewing Power Systems, Inc. ..................................................  Delaware
Ohio Thermal Energy Corporation.............................................  Ohio
Philadelphia Steam Development Corporation..................................  Pennsylvania
Philadelphia Thermal Development Corporation................................  Pennsylvania
Philadelphia Thermal Services Corporation...................................  Pennsylvania
Philadelphia United Power Corporation.......................................  Delaware
St. Louis Thermal Development Corporation...................................  Missouri
Trenton Energy Corporation..................................................  Delaware
Trigen Building Services Corporation........................................  Delaware
Trigen Development Corporation..............................................  Delaware
Trigen Energy Corporation...................................................  Delaware
Trigen Energia, Inc. .......................................................  Delaware
Trigen Fuels Corporation....................................................  Delaware
Trigen Insulation Corporation...............................................  Delaware
Trigen Lindbergh Corp.......................................................  Delaware
Trigen M/I Corporation......................................................  Delaware
Trigen Services Corporation.................................................  Delaware
Trigen Solutions, Inc.......................................................  Delaware
Trigen-Baltimore Energy Corporation.........................................  Maryland
Trigen-Boston Energy Corporation............................................  Delaware
Trigen-Chicago Energy Corporation...........................................  Delaware
Trigen-Colorado Energy Corporation..........................................  Delaware
Trigen-Kansas City Energy Corporation.......................................  Delaware
Trigen-Missouri Energy Corporation..........................................  Delaware
Trigen-Nassau Energy Corporation............................................  Delaware
Trigen-New England Energy Corporation.......................................  Delaware
Trigen-Oklahoma City Energy Corporation.....................................  Delaware
Trigen-Oklahoma Energy Corporation..........................................  Delaware
Trigen-Philadelphia Energy Corporation......................................  Pennsylvania
Trigen-Schuylkill Cogeneration, Inc.........................................  Pennsylvania
Trigen-St. Louis Energy Corporation.........................................  Missouri
Trigen-Tulsa Energy Corporation.............................................  Delaware
Tulsa Cold Storage, Inc.....................................................  Delaware
United Thermal Corporation..................................................  Delaware
United Thermal Development Corporation......................................  Delaware
United Thermal Services Corp................................................  Delaware
CANADIAN CORPORATIONS
Trigen Energy Canada, Inc...................................................  Canada
Trigen-London District Energy Corporation...................................  Canada
PARTNERSHIPS
Baltimore Steam Company.....................................................  Maryland
Trigen-Nations Energy Company LLLP..........................................  Colorado
Trigen-Trenton Energy Company LP............................................  Delaware
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